UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 31, 2005

Computer Software Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-34144	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

1661 East Main Street, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

VerticalBuyer, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The reporting company is filing this amendment to include as Exhibit 16.1 the letter dated February 23, 2005 of Sherb & Co., LLP (“Sherb”), the former independent registered public accounting firm of the reporting company, in which Sherb responded to the disclosure contained in Item 4.01 of this report regarding the reporting company’s change in certifying accountant.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

16.1	Letter of Sherb & Co., LLP dated February 23, 2005 addressed to the Securities and Exchange Commission.

99.1	Computer Software Innovations, Inc. audited financial statements for the fiscal years ended December 31, 2001, 2002 and 2003.*

99.2	Press Release of VerticalBuyer, Inc. dated January 31, 2005 announcing purchase of majority interest in Company, new board of directors and officers and reverse stock split ..*

99.3	Computer Software Innovations, Inc. unaudited financial statements for the nine-month period ended September 30, 2004 and the nine-month period ended September 30, 2003.*

*	Previously filed.

Forward-looking statements

The Company cautions readers that the statements contained herein regarding the company’s future business plans, operations, opportunities or prospects, including any factors which may affect future earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS,

By:	/s/ Nancy K. Hedrick
Name: Nancy K. Hedrick
Title: President and CEO

Dated: February 24, 2005

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of Sherb & Co., LLP dated February 23, 2005 addressed to the Securities and Exchange Commission.

99.1	Computer Software Innovations, Inc. audited financial statements for the fiscal years ended December 31, 2001, 2002 and 2003.*

99.2	Press Release of VerticalBuyer, Inc. dated January 31, 2005 announcing purchase of majority interest in Company, new board of directors and officers and reverse stock split.*

99.3	Computer Software Innovations, Inc. unaudited financial statements for the nine-month period ended September 30, 2004 and the nine-month period ended September 30, 2003.*

*	Previously filed.